UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            _________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                      Date of Report
                      (Date of earliest
                      event reported): April 29, 2003

                               Cobalt Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Wisconsin                     1-14177                 39-1931212
-----------------------------  ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)

                            401 West Michigan Street
                           Milwaukee, Wisconsin 53203
            ---------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (414) 226-6900
                          -----------------------------
                         (Registrant's telephone number)

Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is
------  -------------------------
        furnished under Item 12).


     On April 29, 2003, Cobalt Corporation issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. Also on April 29, 2003, Cobalt Corporation released its Consolidated Statements of Operations for the three month periods ended March 31, 2003 and 2002 (unaudited). A copy of these Consolidated Statements of Operations is furnished as Exhibit 99.2 hereto and is incorporated herein by reference. Finally, on April 29, 2003, Cobalt Corporation released its Quarterly Highlights for the three months ended March 31, 2003. A copy of these Quarterly Highlights is furnished as Exhibit 99.3 and is incorporated herein by reference.

     The information contained in this Item 9 of this Current Report on Form 8-K is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with the guidance provided by the Securities and Exchange Commission in Securities Exchange Act Release No. 34-47583 (March 27, 2003).

     This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified because they are preceded by or include words like "anticipate," "believe," "estimate," "expect," "forecast," "objective," "plan," "possible," "potential," "project" and similar expressions. Forward-looking statements are statements based upon management's expectations at the time such statements are made and are subject to risks and uncertainties that could cause the Company's actual results to differ materially from those contemplated in the statements. Those risks and uncertainties include rising health care costs, business conditions, impact of elimination of memberships, competition in the managed care industry, developments in health care reform and other regulatory issues. Readers are cautioned not to place undue reliance on forward-looking statements.

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

               (99.1) Press Release, dated April 29, 2003, issued by Cobalt
                      Corporation.

               (99.2) Cobalt Corporation Consolidated Statements of Operations
                      for the Three Month Periods ended March 31, 2003 and 2002 (Unaudited).

               (99.3) Cobalt Corporation Quarterly Highlights (Unaudited).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COBALT CORPORATION

Date:  May 5, 2003

                                        By: /s/ Gail L. Hanson
                                            ------------------------------------
                                            Gail L. Hanson
                                            Senior Vice President, Treasurer
                                              and Chief Financial Officer

                               COBALT CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                       Report Dated April 29, 2003

Exhibit No.                          Description
-----------     ----------------------------------------------------------

  99.1          Press Release, dated April 29, 2003, issued by Cobalt
                Corporation.
  99.2 Cobalt Corporation Consolidated Statements of Operations for the Three Month Periods ended March 31, 2003 and 2002 (Unaudited).
  99.3          Cobalt Corporation Quarterly Highlights (Unaudited).